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EXHIBIT 99.2

Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002

        I, James V. Agnello, the Chief Financial Officer of WorldGate Communications, Inc., hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of WorldGate Communications, Inc. for the quarterly period ended June 30, 2002 (the "June 30, 2002 Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the June 30, 2002 Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of WorldGate Communications, Inc.

Dated: 8/13/02	/s/ JAMES V. AGNELLO James V. Agnello

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  EXHIBIT 99.2
Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002